UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613			59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)			(I.R.S. employer identification no.)

	300 Banyan Blvd., Suite 1101
	West Palm Beach,	FL	33401
	(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 627-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.33 1/3 per share	DY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Board Tenure and Mandatory Retirement Policy of Dycom Industries, Inc. (the “Company”), Ms. Laurie J. Thomsen did not stand for election at the 2026 Annual Meeting of Shareholders held on May 28, 2026 (the “2026 Annual Meeting”) and retired from the Board effective at the conclusion of the 2026 Annual Meeting. Mr. Luis Avila-Marco, whose term expired at the Company’s 2026 Annual Meeting, notified the Board on December 18, 2025 that he had decided not to stand for reelection at the 2026 Annual Meeting and would retire from the Board, also effective at the conclusion of the 2026 Annual Meeting. Accordingly, at the conclusion of the 2026 Annual Meeting, Ms. Thomsen’s and Mr. Avila-Marco’s retirements became effective and the size of the Board was reduced from eleven members to nine members. Ms. Thomsen’s and Mr. Avila-Marco’s retirement from the Board was not the result of any disagreement with the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, three proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company's definitive Proxy Statement for the 2026 Annual Meeting filed on April 16, 2026. At the 2026 Annual Meeting, the Company’s shareholders:

1.elected each of Phillip R. Gallagher, Stephen O. LeClair and Peter T. Pruitt, Jr. to serve as directors until the Company's 2029 Annual Meeting of Shareholders and elected Raejeanne Skillern to serve as a director until the Company's 2027 Annual Meeting of Shareholders;

2.approved, on an advisory basis, the Company’s executive compensation; and

3.ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2027.

Set forth below are the voting results for each matter submitted to a vote:

Proposal 1. Election of directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Phillip R. Gallagher	25,008,288	80,822	14,940	1,823,944
Stephen O. LeClair	25,007,163	81,913	14,974	1,823,944
Peter T. Pruitt, Jr.	24,306,772	782,014	15,264	1,823,944
Raejeanne Skillern	25,044,321	45,644	14,085	1,823,944

Proposal 2. Approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,341,198	743,277	19,575	1,823,944

Proposal 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal 2027:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,812,913	100,053	15,028	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 1, 2026

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Ryan F. Urness
Name:	Ryan F. Urness
Title:	Senior Vice President, General Counsel and Corporate Secretary